Accrued Expenses and Other Liabilities - Summary of Accrued Expenses and Other Liabilities and Long-term Loans (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Accrued Liabilities and Other Liabilities [Abstract]
Loans from third parties	¥ 312	$ 45	¥ 7,257
Payroll and welfare payables	21,204	3,046	15,338
Other taxes payable	3,062	440	463
Payables for service fee	21,306	3,061	4,478
Product warranty liability	2,675	384	85	$ 12	¥ 1,024
Others	1,955	280
Payables to suppliers	2,796	402	3,576
Total	¥ 53,310	$ 7,658	¥ 31,197